UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2008

THE SHERIDAN GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437
(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 18, 2008, Mr. Anne Ringsma resigned as a member of the Board of Directors of the Company.  There were no disagreements between him and the Company or any officer or director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008

THE SHERIDAN GROUP, INC.

By:	/s/ Robert M. Jakobe
Name: Robert M. Jakobe
Title: Executive Vice President and Chief Financial Officer